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Nuveen Balanced Municipal and Stock Fund

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Pages S-2 and S-3 of the Prospectus Supplement contain charts illustrating the potential benefits of investing in the Fund. These charts do not take into account any of the projected Fund operating expenses; accordingly the actual

Fund performances will vary from the performance set forth in the illustrations.



March 3, 1997